UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
June 8, 2010
Date of Report (Date of earliest event reported)
LOCAL.COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Technology Drive, Building G
Irvine, California 92618
(Address of principal executive offices)
(949) 784-0800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On June 8, 2010, Local.com Corporation (the “Registrant”) entered into Amendment No. 7 (the “Seventh Amendment”) to the Yahoo! Publisher Network Agreement dated October 17, 2005, as amended by Amendment No. 1 dated as of December 8, 2005, Amendment No. 2 dated as of March 31, 2006, Amendment No. 3 dated as of August 1, 2007, Amendment No. 4 dated as of April 16, 2009, Amendment No. 5 dated as of June 12, 2009 and Amendment No. 6 dated as of November 12, 2009 (collectively, “the Agreement”) with Yahoo! Inc, as successor-in-interest to Overture Services, Inc. The effective date of the Seventh Amendment is June 8, 2010.
Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Amendment No. 7 to Yahoo! Publisher Network Agreement dated June 8, 2010 by and among the Registrant and Yahoo! Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL.COM CORPORATION
Date: June 11, 2010	By:	/s/ Brenda Agius
Brenda Agius
Chief Financial Officer and Secretary

Exhibit Index

Exhibit
Number	Description

10.1	Amendment No. 7 to Yahoo! Publisher Network Agreement dated June 8, 2010 by and among the Registrant and Yahoo! Inc.